Exhibit 99.2

Allscripts Healthcare Solutions, Inc.

Summary of Unaudited Pro Forma Financial Information

(Dollars in thousands, except per share amounts)

Overview

On May 2, 2022, Allscripts Healthcare Solutions, Inc., a Delaware corporation (the “Company”), Allscripts Healthcare, LLC, a North Carolina limited liability company (“Allscripts Healthcare”), Allscripts Software, LLC, a Delaware limited liability company (“Allscripts Software”), PF2 EIS LLC, a Delaware limited liability company (“PF2”), Allscripts IHC, LLC, a Delaware limited liability company (“Allscripts IHC”), and Allscripts Healthcare US, LP, a Delaware limited partnership (together with Allscripts Healthcare, Allscripts Software, PF2 and Allscripts IHC, the “Sellers”), completed the previously-announced divestiture of the net assets of the Sellers’ Hospital and Large Physician Practices business segment (the “Hospitals and Large Physician Practices Business”) to Altera Digital Health Inc. (formerly known as Harris Dawn Holdings Inc.), a Delaware corporation (“Buyer”), a wholly-owned subsidiary of Constellation Software Inc., an Ontario corporation, pursuant to a Purchase Agreement, dated March 2, 2022 (the “Divestiture”).

At the closing of the Divestiture, Buyer acquired substantially all of the assets of the Hospitals and Large Physician Practices Business, including the Sellers’ Sunrise and TouchWorks solutions for $670 million in cash paid at closing and the opportunity to earn up to an additional $30 million based on the Hospitals and Large Physician Practices Business’ revenue through calendar year 2023. Certain assets of the Sellers relating to the Hospitals and Large Physician Practices Business were excluded from the transaction and retained by the Sellers. In addition, Buyer assumed certain liabilities related to the Hospitals and Large Physician Practices Business under the terms of the Purchase Agreement.

Basis of Presentation

The unaudited pro forma consolidated balance sheet as of December 31, 2021 provides the financial position of the Company giving effect to the disposition of the Hospitals and Large Physician Practices Business. The unaudited pro forma consolidated statements of operations for the years ended December 31, 2021, 2020 and 2019 have been prepared to show the operating results of the Company giving effect to the disposition of the Hospitals and Large Physician Practices Business as if the transaction had occurred on January 1, 2019.

The unaudited financial information for the Company was derived from, and should be read in conjunction with, the Company’s audited consolidated financial statements for the years ended December 31, 2021, 2020 and 2019 included in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2022.

The pro forma adjustments are described in the notes to the unaudited pro forma financial information. The unaudited pro forma financial information included herein is for informational purposes only and is not necessarily indicative of what the Company's financial performance and financial position would have been without the consolidation of the Hospitals and Large Physician Practices Business for the periods presented. Actual results may differ significantly from those reflected here in the unaudited pro forma consolidated financial statements for various reasons, including but not limited to, the differences between the assumptions used to prepare the unaudited pro forma condensed consolidated financial statements and actual results had the transaction actually occurred on January 1, 2019.

Financial Tables Follow

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2021

(In thousands, except per share amounts)	Allscripts Historical (A)	Sale of Hospitals and Large Physician Practices Business		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$188,351	$475,450	(B)	$663,801
Restricted cash	2,169	(861)		1,308
Accounts receivable, net of allowance of $29,943 as of December 31, 2021	327,069	(155,447)	(F)	171,622
Contract assets, net of allowance of $1,068 as of December 31, 2021	124,811	(61,382)	(G)	63,429
Prepaid expenses and other current assets	118,942	(48,937)	(H)	70,005
Total current assets	761,342	208,823		970,165
Fixed assets, net	47,902	(38,083)		9,819
Software development costs, net	172,104	(97,416)		74,688
Intangible assets, net	235,930	(86,240)		149,690
Goodwill	974,478	(467,871)		506,607
Deferred taxes, net	6,607	(6,607)		0
Contract assets - long-term, net of allowance of $2,273 as of December 31, 2021	56,797	(28,623)	(G)	28,174
Right-of-use assets - operating leases	68,909	(50,585)		18,324
Other assets	101,160	(120)	(H)	101,040
Total assets	$2,425,229	$(566,722)		$1,858,507

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET (CONTINUED)

AS OF DECEMBER 31, 2021

(In thousands, except per share amounts)	Allscripts Historical (A)	Sale of Hospitals and Large Physician Practices Business		Pro Forma
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$16,836	$52,445	(C)	$69,281
Accrued expenses	92,525	(38,007)		54,518
Accrued compensation and benefits	92,222	(61,167)		31,055
Deferred revenue	325,900	(205,152)		120,748
Current operating lease liabilities	19,599	(13,466)		6,133
Total current liabilities	547,082	(265,347)		281,735
Long-term debt	350,062	(175,000)	(D)	175,062
Deferred revenue	4,407	(2,568)		1,839
Deferred taxes, net	16,625	0		16,625
Long-term operating lease liabilities	64,822	(48,068)		16,754
Other liabilities	34,093	(270)		33,823
Total liabilities	1,017,091	(491,253)		525,838
Commitments and contingencies
Stockholders’ equity:
Preferred stock: $0.01 par value, 1,000 shares authorized, no shares issued and outstanding as of December 31, 2021	0	0		0
Common stock: $0.01 par value, 349,000 shares authorized as of December 31, 2021; 276,705 and 116,114 shares issued and outstanding as of December 31, 2021, respectively	2,766	0		2,766
Treasury stock: at cost, 160,591 shares as of December 31, 2021	(1,321,805)	0		(1,321,805)
Additional paid-in capital	1,962,386	0		1,962,386
Accumulated deficit	767,556	(75,469)	(E)	692,087
Accumulated other comprehensive loss	(2,765)	0		(2,765)
Total stockholders’ equity	1,408,138	(75,469)		1,332,669
Total liabilities and stockholders’ equity	$2,425,229	$(566,722)		$1,858,507

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(In thousands, except per share amounts)	Allscripts Historical (A)	Hospitals and Large Physician Practices Business Historical		Pro Forma
Revenue:
Software delivery, support and maintenance	$916,186	$(440,955)		$475,231
Client services	586,851	(481,281)		105,570
Total revenue	1,503,037	(922,236)		580,801
Cost of revenue:
Software delivery, support and maintenance	278,551	(124,574)		153,977
Client services	486,221	(387,890)		98,331
Amortization of software development and acquisition-related assets	118,700	(79,052)		39,648
Total cost of revenue	883,472	(591,516)		291,956
Gross profit	619,565	(330,720)		288,845
Selling, general and administrative expenses	313,814	(203,467)		110,347
Research and development	193,671	(109,198)		84,473
Asset impairment charges	11,772	(11,239)		533
Amortization of intangible and acquisition-related assets	23,109	(13,827)		9,282
Income (loss) from operations	77,199	7,011		84,210
Interest expense	(13,166)	1,316	(I)	(11,850)
Other income (loss), net	87,666	(871)		86,795
Gain on sale of businesses, net	8,370	0		8,370
Equity in net income of unconsolidated investments	1,757	0		1,757
Income (loss) from continuing operations before income taxes	161,826	7,456		169,282
Income tax (provision) benefit	(27,851)	(843)		(28,694)
Income (loss) from continuing operations, net of tax	$133,975	$6,613		$140,588

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(In thousands, except per share amounts)	Allscripts Historical (A)	Hospitals and Large Physician Practices Business Historical	Pro Forma
Revenue:
Software delivery, support and maintenance	$923,737	$(466,908)	$456,829
Client services	578,963	(478,025)	100,938
Total revenue	1,502,700	(944,933)	557,767
Cost of revenue:
Software delivery, support and maintenance	287,954	(140,177)	147,777
Client services	530,652	(429,136)	101,516
Amortization of software development and acquisition-related assets	118,399	(81,772)	36,627
Total cost of revenue	937,005	(651,085)	285,920
Gross profit	565,695	(293,848)	271,847
Selling, general and administrative expenses	389,941	(241,668)	148,273
Research and development	206,061	(127,661)	78,400
Asset impairment charges	74,969	(64,794)	10,175
Amortization of intangible and acquisition-related assets	25,604	(13,758)	11,846
Loss (income) from operations	(130,880)	154,033	23,153
Interest expense	(34,104)	0	(34,104)
Other income (loss), net	54	(1,201)	(1,147)
Impairment of long-term investments	(1,575)	0	(1,575)
Equity in net income of unconsolidated investments	17,194	155	17,349
(Loss) income from continuing operations before income taxes	(149,311)	152,987	3,676
Income tax benefit (provision)	16,692	(33,961)	(17,269)
(Loss) Income from continuing operations, net of tax	$(132,619)	$119,026	$(13,593)

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

(In thousands, except per share amounts)	Allscripts Historical (A)	Hospitals and Large Physician Practices Business Historical	Pro Forma
Revenue:
Software delivery, support and maintenance	$1,010,993	$(539,146)	$471,847
Client services	621,618	(508,535)	113,083
Total revenue	1,632,611	(1,047,681)	584,930
Cost of revenue:
Software delivery, support and maintenance	319,140	(169,152)	149,988
Client services	595,310	(513,335)	81,975
Amortization of software development and acquisition-related assets	107,874	(47,645)	60,229
Total cost of revenue	1,022,324	(730,132)	292,192
Gross profit	610,287	(317,549)	292,738
Selling, general and administrative expenses	400,808	(236,067)	164,741
Research and development	245,443	(180,027)	65,416
Asset impairment charges	10,837	(8,062)	2,775
Goodwill impairment charge	25,700	(25,700)	0
Amortization of intangible and acquisition-related assets	27,188	(524)	26,664
(Loss) income from operations	(99,689)	132,831	33,142
Interest expense	(43,172)	0	(43,172)
Other loss, net	(138,904)	(990)	(139,894)
Impairment of long-term investments	(651)	(1,045)	(1,696)
Equity in net income of unconsolidated investments	665	119	784
(Loss) income from continuing operations before income taxes	(281,751)	130,915	(150,836)
Income tax benefit (provision)	43,340	(20,138)	23,202
(Loss) income from continuing operations, net of tax	$(238,411)	$110,777	$(127,634)

The Company's Unaudited Pro Forma Consolidated Balance Sheets as of December 31, 2021 and the Unaudited Pro Forma Consolidated Statement of Operations for the Years Ended December 31, 2021, 2020 and 2019 include the following:

(A)	As reported in the Annual Report on Form 10-K filed by the Company with the SEC on February 25, 2022.
(B)	Represents proceeds received, net of $20 million transaction expenses and debt repayment.
(C)	Represents taxes payable on the gain calculated based on specific taxable basis of US and international assets included in the sale.
(D)	Represents the reduction of debt for repayment upon deal close as necessitated by covenant restrictions on the sale.
(E)	Represents the after tax loss on the transaction, net of transaction fees and expenses.
(F)	The Hospitals and Large Physician Practices Business balance for allowance for doubtful accounts was $16,584 as of December 31, 2021.
(G)	The Hospitals and Large Physician Practices Business balance for allowance was $492 for short-term and $739 for long-term as of December 31, 2021.
(H)	Includes the current and long-term receivable amounts for the contingent consideration expected for the first and second year earnouts.
(I)	Represents the interest expense removed, assuming the complete paydown of $175 million credit facility draw in the relevant periods.